                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  September 25, 2003

                                  INDYMAC MBS, INC.
           as Depositor, IndyMac Bank, F.S.B. as Seller and as Master Servicer,
              and Deutsche Bank National Trust Company, as trustee
              under the Pooling and Servicing Agreement, dated as of
           August 1, 2003, providing for the issuance of IndyMac MBS, Inc.
           Residential Asset-Securitization Trust Series 2003-A10 Mortgage
           Pass-Through Certificates Series 2003-J.

                     INDYMAC MBS INC RESIDENTIAL ASSET SEC TRUST 2003-A10
                 (Exact name of Registrant as specified in its Charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-102888-09                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     September 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in it individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of August 1, 2003.

          Date:  Oct 01, 2003               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of September 25, 2003.

	IndyMac Residential Asset Securitization Trust 2003-A10
	Mortgage Pass-Through Certificates

	September 25, 2003 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				4
		4.	Credit Enhancement Report				7
		5.	Collateral Report				8
		6.	Delinquency Report				11
		7.	REO Report				12
		8.	Prepayment Report				13
		9.	Prepayment Detail Report				16
		10.	Realized Loss Report				17
		11.	Realized Loss Detail Report				20
		12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
		13.	Other Related Information				22
		14.	Additional Certificate Report				23

			Total Number of Pages				23

		CONTACTS

			Administrator: James Noriega
			Direct Phone Number: (714)247-6281
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	IndyMac Bank					Cut-Off Date: August 1, 2003
	Certificate Insurer(s):	MBIA Insurance Corporation					Closing Date: August 28, 2003
							First Payment Date: September 25, 2003
	Servicer(s):	IndyMac Bank Master Servicer

							Distribution Date: September 25, 2003
	Underwriter(s):	Bear, Stearns & Co. Inc Underwriter					Record Date: August 29, 2003
		Lehman Brothers Underwriter
		Edward D. Jones & Co., L.P. Underwriter

					Page 1 of 23					© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A10
	Mortgage Pass-Through Certificates
	Senior Certificates & Class PO
	Certificate Payment Report for September 25, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	SEQ,AS	406,803,900.00		406,803,900.00	1,779,767.06	3,000,480.43	4,780,247.49	-	-	403,803,419.57
A-2	RTL,AS	15,000,000.00		15,000,000.00	65,000.00	-	65,000.00	-	-	15,000,000.00
A-3	SEQ,AS	10,000,000.00		10,000,000.00	43,750.00	-	43,750.00	-	-	10,000,000.00
A-4	NAS	42,500,000.00		42,500,000.00	185,937.50	-	185,937.50	-	-	42,500,000.00
A-5	NAS	8,248,000.00		8,248,000.00	36,085.00	-	36,085.00	-	-	8,248,000.00
PO	PO,RSTP	2,093,936.00		2,093,936.00	-	2,603.02	2,603.02	-	-	2,091,332.98
A-X	IO,CSTR,NTL	-		-	177,670.65	-	177,670.65	-	-	-
A-R	R,AS	100.00		100.00	-	100.00	100.00	-	-	-
B-1	SUB,NAS	1,395,600.00		13,956,000.00	61,057.50	33,045.41	94,102.91	-	-	13,922,954.59
B-2	SUB,NAS	3,299,000.00		3,299,000.00	14,433.13	7,811.47	22,244.60	-	-	3,291,188.53
B-3	SUB,NAS	2,283,000.00		2,283,000.00	9,988.13	5,405.75	15,393.88	-	-	2,277,594.25
B-4	SUB,NAS	1,015,000.00		1,015,000.00	4,440.63	2,403.35	6,843.98	-	-	1,012,596.65
B-5	SUB,NAS	508,000.00		508,000.00	2,222.50	1,202.86	3,425.36	-	-	506,797.14
B-6	SUB,NAS	1,776,706.00		1,776,706.00	7,773.09	4,206.56	11,979.65	-	-	1,772,499.44
P	SUB	100.00		100.00	-	-	-	-	-	100.00

Total	494,923,342.00			507,483,742.00	2,388,125.19	3,057,258.84	5,445,384.03	-	-	504,426,483.16

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1			F-30/360	45660NUD5	406,803,900.00	1,000.000000	4.375000	7.375742	11.750742	992.624258
A-2			F-30/360	45660NUE3	15,000,000.00	1,000.000000	4.333333	-	4.333333	1,000.000000
A-3			F-30/360	45660NUF0	10,000,000.00	1,000.000000	4.375000	-	4.375000	1,000.000000
A-4			F-30/360	45660NUG8	42,500,000.00	1,000.000000	4.375000	-	4.375000	1,000.000000
A-5			F-30/360	45660NUH6	8,248,000.00	1,000.000000	4.375000	-	4.375000	1,000.000000
PO			F-30/360	45660NUJ2	2,093,936.00	1,000.000000	-	1.243123	1.243123	998.756877
A-X			A-30/360	45660NUK9	363,210,837.00	1,000.000000	0.489167	-	0.489167	992.033605
A-R			F-30/360	45660NUL7	100.00	1,000.000000	-	1,000.000000	1,000.000000	-
B-1			F-30/360	45660NUM5	1,395,600.00	10,000.000000	43.750000	23.678282	67.428282	9,976.321718
B-2			F-30/360	45660NUN3	3,299,000.00	1,000.000000	4.375002	2.367828	6.742830	997.632172
B-3			F-30/360	45660NUP8	2,283,000.00	1,000.000000	4.375002	2.367828	6.742830	997.632172
B-4			F-30/360	45660NUQ6	1,015,000.00	1,000.000000	4.375005	2.367828	6.742833	997.632172
B-5			F-30/360	45660NUR4	508,000.00	1,000.000000	4.375000	2.367828	6.742828	997.632172
B-6			F-30/360	45660NUS2	1,776,706.00	1,000.000000	4.375001	2.367617	6.742618	997.632383
P			F-30/360	IN03101P1	100.00	1,000.000000	-	-	-	1,000.000000

						Page 2 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A10
	Mortgage Pass-Through Certificates
	Senior Certificates & Class PO
	Certificate Payment Report for September 25, 2003 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1<